UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2015

TUESDAY MORNING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

(972) 387-3562

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2015, Tuesday Morning Corporation (the “Company”) announced that its Board of Directors appointed Melissa Phillips to the newly created offices of President and Chief Operating Officer of the Company, effective April 30, 2015.

Ms. Phillips, age 39, joined the Company as Executive Vice President, General Merchandise Manager in April 2014. Prior to joining the Company, Ms. Phillips served as General Manager of Home Decorators Collection, a division of The Home Depot, Inc., one of the nation’s largest home improvement specialty retailers, from August 2009 until April 2014. In this capacity, Ms. Phillips had responsibility for the overall operations of the Home Decorators Collection business. From April 2007 until May 2009, Ms. Phillips held various executive positions with Smith & Hawken, a retailer of garden lifestyle products, including Senior Vice President, Business to Business and Senior Vice President, Merchandising. Prior to joining Smith & Hawken, Ms. Phillips served in various roles with Wal-Mart Stores, Inc. from August 1998 until April 2007, including Divisional Merchandise Manager, Outdoor Living and Senior Buyer, Home Textiles.

Ms. Phillips’ annual base salary will be $410,000.  Under the Company’s Management Incentive Plan (the “Plan”), Ms. Phillips may earn a target cash bonus of 50% of her base salary.  The amount earned under the Plan may be modified downward by 25% by the Company’s Compensation Committee (the “Committee”) based on the Committee’s assessment of Ms. Phillips’ individual performance.  In connection with her promotion, Ms. Phillips will also receive a promotional equity grant valued at $150,000 on the date of grant.  The grant will be a mix of non-qualified stock options and restricted stock awards that will vest ratably over four years.  Ms. Phillips will continue to be entitled to standard employee benefits generally offered to the Company’s employees.

Ms. Phillips has not engaged in any transactions with the Company or its subsidiaries that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

Item 7.01.  Regulation FD Disclosure.

On April 30, 2015, the Company issued a press release announcing Ms. Phillips’ appointment as President and Chief Operating Officer of the Company.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01 — “Regulation FD Disclosure” of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Tuesday Morning Corporation dated April 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: April 30, 2015	By:	/s/Meredith W. Bjorck
Meredith W. Bjorck
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Tuesday Morning Corporation dated April 30, 2015